UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21749

                                 CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

520 Madison Avenue, 20th Floor

                    New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                                 Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:  212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2018

President’s Message

Dear Fellow Shareholders:

Balance, as defined by Webster, is a state of equilibrium between contrasting, opposing, or interacting elements. During volatile market environments, balance is not always easy to achieve. One can get caught up in the euphoria of market rallies, as experienced in the third quarter of 2018, or one can be paralyzed by the despair associated with market sell-offs, as experienced in the fourth quarter of 2018. We must endeavor to maintain balance that will allow us to zig while others are zagging and look beyond the emotional highs and lows. After this most recent quarter, one could lose sight of the opportunities presented following a market correction.

The Federal Reserve (the “Fed”) continued its tightening campaign despite the market turbulence. The Fed Funds target rate increased 25 basis points following the Fed’s September 26, 2018 meeting and, on October 3, 2018, Chairman Powell suggested the Fed was a long way from neutral interest rates. The market took this comment very negatively. The S&P 500®1 Index declined over 5% during the three successive trading days. The Federal Reserve raised its target rate by 25 basis points at its December 19, 2018 meeting. Chairman Powell’s commentary was not viewed to be dovish enough during the press conference, as he indicated the Fed’s balance sheet shrinkage was on autopilot. This action and the lack of appreciation of the negative capital markets environment was viewed as a policy error. The S&P 500®1 Index retreated nearly 8% over the next four trading days.

The tariff negotiations with China added to the market volatility during the period. Following a dinner at the G20 Summit in Buenos Aires on December 1, 2018, the U.S. and China agreed to refrain from increasing tariffs or imposing new tariffs for 90 days as the two sides work towards a large trade deal. This avoided a January 1, 2019 slated tariff increase by the U.S. on $200 billion of Chinese goods from 10% to 25%, but there were few other definitive agreements reached during the Summit. During the following week, the CFO of Huawei, one of China’s largest and most global private business empires, was arrested in Canada at the request of the U.S. due to investigations into whether Huawei violated sanctions on sales to Iran. This action infuriated China and further disrupted the market.

Despite the unsettling capital markets, there were positive developments. Interest rates declined even with the Fed raising its Fed Funds target. The 2-Year Treasury yield declined 32 basis points to 2.50% and the 10-year note yield declined 36 basis points to 2.69%. Oil prices declined by nearly 40% in the fourth quarter of 2018. The unemployment rate is close to a 50 year low at 3.7%. Lastly, the raw material and transportation input cost pressure is beginning to subside, which should benefit corporate margins in 2019. Industrial commodity prices (oil, steel, copper, etc.) eased in the fourth quarter of 2018 as global economic activity slowed and the outlook was weaker. Transportation costs have also begun to decline as supply and demand have come back into balance.

The recent market volatility has provided us the opportunity to add to existing positions and has created new investment prospects. We strive to remain balanced in our approach so as not to get caught up in the rhetoric

1

of the day, rather emphasizing a longer-term view. There remains a tremendous amount of corporate change today (spin-offs, restructurings, new management, new products, divestitures, etc.). We will seek to take advantage of these opportunities with a focus on the future and adherence to our investment philosophy of change, neglect, and valuation.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six-month period ended December 31, 2018.

CRM Small Cap Value Fund returned -15.05% and -15.20% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to -17.36% and -17.35% for the Russell 2000® Value Index and the Russell 2000® Index, respectively2. Health Care was the largest contributor to performance by the Fund, on a sector basis, due to strong stock selection. Stock selection in the Consumer Discretionary, Consumer Staples, and Energy sectors, respectively, were also tailwinds to performance. Our underweight to the Energy sector versus the benchmark also benefitted performance. Leading contributors to performance for this period included (i) LiveRamp Holdings, Inc., a marketing technology company; (ii) Investment Technology Group, Inc., a global provider of trading technology as well as data and analytics; and (iii) Omnicell, Inc., a manufacturer and marketer of acute hospital medicine cabinets and medicine adherence products for pharmacies. Acxiom Corporation, a marketing services and technology company, announced the sale of its marketing services and audience solutions business to Interpublic Group of Companies, Inc. for $2.3 billion, well above analyst expectations. The remaining business, LiveRamp, was in, our view at the time, a highly attractive, fast-growing software company delivering critical technology to programmatic advertisers. Investment Technology Group announced it would be acquired by Virtu Financial in an all-cash transaction. Omnicell had strong third quarter earnings. The demand outlook for automation equipment in its segments continues to increase, as does demand for its new products, which should more than double its addressable markets.

Stock selection across the Financial Services and Materials & Processing sectors detracted from the Fund’s performance relative to the benchmark. Individual holdings that negatively impacted performance included (i) Callon Petroleum Company, a Permian basin-based oil company; (ii) G-III Apparel Group, Ltd., branded apparel and accessories manufacturer; and (iii) Associated Banc-Corp, a Midwest bank. Callon Petroleum suffered from the dramatic decline in oil prices. While we believe Callon continues to have a strong asset base relative to other small cap oil companies, it is not immune to volatility in oil prices. G-III Apparel Group was under pressure during the fourth quarter as investors worried about a broader slowdown of the U.S. consumer. In addition, on its earnings call, management noted the company would lose more money than originally forecast in its smaller retail business. We believe G-III will likely transform the retail business over time and focus on the growth in wholesale. Associated Banc-Corp underperformed as bank stocks in general came under pressure from a flattening yield curve, weaker than expected loan growth, and more challenging capital markets conditions. We believe the company will benefit in 2019 from cost savings realized from several smaller acquisitions made in 2018 as well as a pickup in loan growth.

CRM Small/Mid Cap Value Fund returned -13.50% and -13.52% for the Institutional and Investor Share classes, respectively, in the period, as compared to -14.91% and -14.66% for the Russell 2500™ Value Index and the Russell 2500™ Index, respectively3. Materials & Processing, Health Care, and Energy provided positive attribution on a sector basis due to strong stock selection. Individual holdings that were leading contributors to performance included (i) Omnicell, Inc., a manufacturer and marketer of acute hospital medicine cabinets and medicine adherence products for pharmacies; (ii)Worldpay, Inc., a leading online payment processing company; and (iii) The Cooper Companies, Inc., a worldwide leader in contact lenses. Omnicell had strong

2

third quarter earnings. The demand outlook for automation equipment in its segments continues to increase, as does demand for its new products, which should more than double its addressable markets. Worldpay reported better-than-expected results and increased guidance for the fiscal year. The January merger of Vantiv and Worldpay is off to a strong start and we expect additional upside in the revenue and cost synergy targets into 2019. We believe The Cooper Companies’ new CEO, Al White, should drive accelerated growth with a modified commercial strategy, targeting large accounts.

Stock selection in the Financial Services and Consumer Discretionary sectors were the largest headwinds to performance. Individual holdings that negatively affected performance included (i) Callon Petroleum Company, a Permian basin-based oil company; (ii) G-III Apparel Group, Ltd., branded apparel and accessories manufacturer; and (iii) Associated Banc-Corp, a Midwest bank. Callon Petroleum suffered from the dramatic decline in oil prices. While we believe Callon continues to have a strong asset base relative to other small cap oil companies, it is not immune to volatility in oil prices. G-III Apparel Group was under pressure during the fourth quarter as investors worried about a broader slowdown of the U.S. consumer. In addition, on its earnings call, management noted the company would lose more money than originally forecast in its smaller retail business. We believe G-III will likely transform the retail business over time and focus on the growth in wholesale. Associated Banc-Corp underperformed as bank stocks in general came under pressure from a flattening yield curve, weaker than expected loan growth, and more challenging capital markets conditions. We believe the company will benefit in 2019 from cost savings realized from several smaller acquisitions made in 2018 as well as a pickup in loan growth.

CRM Mid Cap Value Fund returned -13.64% and -13.71% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to -12.15% and -11.14% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively4. Strong stock selection in the Materials & Processing sector provided positive attribution. Individual holdings that contributed positively to performance during the period included (i) Houghton Mifflin Harcourt Company, a K-12 education materials publisher; (ii) Teledyne Technologies Incorporated, a diversified manufacturer of test and measurement equipment, aerospace and defense electronics, and digital imaging products and software; and (iii) Ashland Global Holdings, Inc., a chemical company. Houghton Mifflin Harcourt reported Q3 earnings in-line with expectations and maintained its view of 2018 earnings and its market outlook for 2019. The stabilization of 2018 earnings provided comfort on the cash flow profile of the business, while the market outlook for 2019 supports our belief growth will inflect positively. Teledyne Technologies reported second quarter 2018 earnings significantly exceeding consensus expectations. We continue to believe investors are underestimating its earnings and free cash flow potential and we anticipate the company will continue to demonstrate better-than-expected business results in coming quarters. Investors responded positively to ongoing strategic initiatives at Ashland Global Holdings, including a cost reduction program and the divestiture of two businesses. Ongoing activist pressure also likely helped support the shares.

Stock selection in Financial Services and Consumer Discretionary sectors were the main detractors to performance during the period. Holdings that detracted from Fund performance during the first half of the fiscal year included (i) Parsley Energy, Inc., a Permian basin-based oil company; (ii) Tiffany & Co., a jewelry manufacturer and retailer; and (iii) Mohawk Industries, Inc., the largest flooring manufacturer in the world. Parsley Energy provided guidance for its 2019 budget, in which management reduced production expectations and anticipated capital spend. While the budget provided a more capital efficient outlook than expected, the significant reduction in oil prices overshadowed the positive news. Tiffany & Co. reported weaker-than-expected revenues for 3Q18 driven by slowing Chinese tourist consumption. While we expect to see heightened volatility on the top line,

3

we continue to expect earnings growth over time as the company benefits from recent investments in product, supply chain, and systems. Shares of Mohawk Industries were pressured following a very weak 2Q18 earnings report. The primary headwinds were supply chain issues with luxury vinyl tile (LVT) product and inflationary pressures in the North America business. Despite current headwinds, we expect Mohawk should start to see the benefit of increased pricing in all its businesses and an acceleration in growth driven by LVT.

CRM Large Cap Opportunity Fund returned -12.62% and -12.82% for the Institutional and Investor Share classes, respectively, in the period, as compared to -6.69% and -7.42% for the Russell 1000® Value Index and the Russell 1000® Index, respectively5. The Materials & Processing sector provided positive attribution due to stock selection. Stock selection in the Producer Durables sector was also a slight tailwind to performance. Leading individual contributors to Fund performance included (i) AutoZone, Inc., an aftermarket automotive parts retailer (ii) Worldpay, Inc., a leading online payment processing company; and (iii) Broadcom, Inc., a diversified semiconductor company. Shares of AutoZone reacted favorably to a strong 4Q18 earnings report. In addition, the auto parts sector benefited from its defensive nature as investors looked for less cyclical stocks to own. Worldpay reported better-than-expected results and increased guidance for the fiscal year. The January merger of Vantiv and Worldpay is off to a strong start and we expect additional upside in the revenue and cost synergy targets into 2019. Broadcom reported strong fiscal fourth quarter results and raised guidance for fiscal 2019. The acquisition of CA, Inc. as well as higher demand for its networking semiconductor components bolstered guidance. Shares also benefited from a 50% increase in its dividend and continued robust buyback activity.

The largest detractors to performance on a sector basis were Consumer Discretionary, Financial Services and Energy. This can be attributed to poor stock selection in these sectors. Individual holdings that detracted from Fund performance during the period included: (i) Parsley Energy, Inc., a Permian basin-based oil company; (ii) DXC Technology Company, a global IT services company; and (iii) Tiffany & Co., a jewelry manufacturer and retailer. Parsley Energy provided guidance for its 2019 budget, in which management reduced production expectations and anticipated capital spend. While the budget provided a more capital efficient outlook than expected, the significant reduction in oil prices overshadowed the positive news. DXC Technology reduced its revenue expectations for FY19 after the company struggled to quickly hire enough new employees to staff its large backlog of digital business. In addition, some of its legacy application business rolled off faster than expected. Despite these challenges, management believes it has adopted the appropriate measures to address these issues and raised its FY19 EPS guidance. The stock ended 2018 trading at 6.5x current year earnings with plenty of financial flexibility. Tiffany & Co. reported weaker-than-expected revenues for 3Q18 driven by slowing Chinese tourist consumption. While we expect to see heightened volatility on the top line, we continue to expect earnings growth over time as the company benefits from recent investments in product, supply chain, and systems.

CRM All Cap Value Fund returned -15.10% and -15.20% for the Institutional and Investor Share classes, respectively, during the period, as compared to -7.51% and -8.20% for the Russell 3000® Value Index and the Russell 3000® Index, respectively6. Materials & Processing and Producer Durables provided positive attribution due to stock selection in these sectors. Leading contributors to Fund performance were (i) Houghton Mifflin Harcourt Company, a K-12 education materials publisher; (ii) AutoZone, Inc., an aftermarket automotive parts retailer; and (iii) Worldpay, Inc., a leading online payment processing company. Houghton Mifflin Harcourt reported Q3 earnings in-line with expectations and maintained its view of 2018 earnings and its market outlook for 2019. The stabilization of 2018 earnings provided comfort on the cash flow profile of the business, while the market outlook for 2019 supports our belief growth will inflect positively. Shares of AutoZone reacted

4

favorably to a strong 4Q18 earnings report. In addition, the auto parts sector benefited from its defensive nature as investors looked for less cyclical stocks to own. Worldpay reported better-than-expected results and increased guidance for the fiscal year. The January merger of Vantiv and Worldpay is off to a strong start and we expect additional upside in the revenue and cost synergy targets into 2019.

The largest detractors to performance on a sector basis during the period were Energy, Technology, Financial Services, and Consumer Discretionary sectors, respectively. Stock selection in these sectors, as well as Consumer Staples and Health Care, were significant headwinds to performance. Individual holdings that negatively impacted performance included (i) DXC Technology Company, a global IT services company; (ii) Tiffany & Co., a jewelry manufacturer and retailer; and (iii) Parsley Energy, Inc., a Permian basin-based oil company. DXC Technology reduced its revenue expectations for FY19 after the company struggled to quickly hire enough new employees to staff its large backlog of digital business. In addition, some of its legacy application business rolled off faster than expected. Despite these challenges, management believes it has adopted the appropriate measures to address these issues and raised its FY19 EPS guidance. The stock ended 2018 trading at 6.5x current year earnings with plenty of financial flexibility. Tiffany & Co. reported weaker-than-expected revenues for 3Q18 driven by slowing Chinese tourist consumption. While we expect to see heightened volatility on the top line, we continue to expect earnings growth over time as the company benefits from recent investments in product, supply chain, and systems. Parsley Energy provided guidance for its 2019 budget, in which management reduced production expectations and anticipated capital spend. While the budget provided a more capital efficient outlook than expected, the significant reduction in oil prices overshadowed the positive news.

CRM Long/Short Opportunities Fund returned -11.52% in the six-month period as compared to -6.85% for the S&P® 5001. During the six-month period ended December 31, 2018, our long book detracted from overall performance, with the portfolio’s Consumer Discretionary and Information Technology sector long names detracting the most from portfolio performance. The Fund’s short book added alpha with positive contribution across the majority of sectors. In terms of exposure during the period, the Fund averaged approximately 97% gross long, 57% gross short, and 40% net long.

The top contributors in the long portfolio were (i) AutoZone, Inc., an aftermarket automotive parts retailer; (ii) Humana, Inc., a leading domestic health insurance provider for the Medicare Advantage population; and (iii) Microsoft Corporation. Shares of AutoZone reacted favorably to a strong 4Q18 earnings report. In addition, the auto parts sector benefited from its defensive nature as investors looked for less cyclical stocks to own. Humana is the largest beneficiary in the Managed Care industry of the Health Insurer Fee moratorium, U.S. corporate tax reform, as well as higher reimbursement rates for its Medicare Advantage products. The company integrated its health insurance offering with a private equity consortium by acquiring leading home healthcare service companies, as well as winning one of the largest state Medicaid related contracts. Microsoft reported very robust earnings in July and provided positive guidance for fiscal year 2019. The forward year guidance supported our view that cloud-driven growth and margin lift is still in the early innings. The company has opportunity to capture share through Azure, its cloud platform, and its related technologies and services.

Top individual names that negatively impacted the long portfolio included (i) DXC Technology Company, a global IT services company; (ii) PVH Corporation, global apparel manufacturer; and (iii) Tiffany & Co., a jewelry manufacturer and retailer. DXC Technology reduced its revenue expectations for FY19 after the company struggled to hire quickly enough to staff its large backlog of digital business. In addition, some of its legacy application business rolled off faster than expected. Despite these challenges, management believes it has adopted the appropriate measures to address these issues and raised its FY19 EPS7 guidance. The stock ended 2018

5

trading at 6.5x current year earnings with plenty of financial flexibility. Despite a strong quarter in 3Q18, shares of PVH Corporation were under pressure as investors became increasingly concerned about consumption in Europe and China. We believe the company can continue to execute on its growth plans, potentially translating to double digit earnings growth with the benefit of stronger margins at the Calvin Klein brand. Tiffany & Co. reported weaker-than-expected revenues for 3Q18 driven by slowing Chinese tourist consumption. While we expect to see heightened volatility on the top line, we continue to expect earnings growth over time as the company benefits from recent investments in product, supply chain, and systems.

Our leading short contributors included (i) a commodity chemical company; (ii) a large consumer electronics company; and (iii) a small cap auto parts company. Shares of a commodity chemical company declined alongside the collapse in oil prices and concern that global demand may be decelerating. This company’s primary commodity also faces a wave of new capacity additions that could further pressure margins. Investors acknowledged revenue from the best-selling product of a large consumer electronics company was no longer growing. Our investment thesis benefited from management’s decision to stop reporting unit demand and a modest deceleration in service revenue growth. Shares of a small cap auto parts company traded down due to concerns about the risk of global production cuts, a weak balance sheet, and the risk to the company’s outlook as more engines shift to electric powertrains.

The top detractors in the short portfolio were (i) a global cinema exhibitor; (ii) a data management technology company; and (iii) a pure online retailer. A global cinema exhibitor appreciated on optimism around its ability to drive earnings growth through its acquisition of another cinema company. Shares also benefitted from a stronger-than-expected 2018 box office film slate in North America. A provider of data management technology announced a merger with its largest competitor. While we believe the company’s end market continues to remain challenged, the transaction elicited a positive reaction in the near term. Shares of a pure online retailer squeezed higher as investors continued to flock toward tech-oriented consumer names. We believe the business model is flawed and its risks are not properly reflected in what we view as its current lofty valuation.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is unmanaged and designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

2Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

4Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

6

5Russell 1000® Value Index is the Fund’s benchmark. The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

6Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

7Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of December 31, 2018 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

7

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2018 through December 31, 2018). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period July 1, 2018 to December 31, 2018.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
8

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended December 31, 2018

Expense Table

Fund/Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 848.00	1.16%	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	1.16%	$5.90
CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 849.50	0.92%	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	0.92%	$4.69
CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 864.80	1.15%	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	1.15%	$5.85
CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 865.00	0.94%	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	0.94%	$4.79
CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 862.90	1.12%	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	1.12%	$5.70
CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 863.60	0.93%	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	0.93%	$4.74
CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 871.80	0.90%	$4.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	0.90%	$4.58
CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 873.80	0.65%	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.93	0.65%	$3.31
CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 848.00	1.50%	$6.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63
CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 849.00	1.25%	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM Funds
9

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 884.80	2.81%	$13.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.04	2.81%	$14.24

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the most recent one-half year period).

CRM Funds
10

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2018

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	25.4%
Industrials	15.8
Information Technology	12.7
Consumer Staples	12.0
Consumer Discretionary	7.4
Utilities.	7.1
Real Estate	5.8
Materials	3.1
Energy	3.0
Health Care	2.8
Communication Services	1.4
Short-Term Investments	3.5

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	17.2%
Financials	16.3
Information Technology	13.2
Materials	10.1
Health Care	8.7
Consumer Discretionary	7.6
Utilities	6.7
Real Estate	6.4
Consumer Staples	5.9
Energy	4.8
Short-Term Investments	3.1

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	18.4%
Consumer Discretionary	14.4
Financials	13.0
Utilities	10.7
Information Technology	10.2
Materials	8.8
Energy	5.8
Health Care	5.6
Real Estate	5.3
Consumer Staples	2.9
Communication Services	1.5
Short-Term Investments	3.4

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	16.1%
Information Technology	15.8
Industrials	11.5
Health Care	11.5
Utilities	6.7
Consumer Discretionary	6.6
Energy	6.3
Materials	5.7
Consumer Staples	1.8
Short-Term Investments	18.0

100.0%

CRM Funds
11

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Information Technology	18.2%
Financials	15.0
Consumer Discretionary	14.3
Industrials	14.1
Health Care	11.7
Energy	6.3
Utilities	6.1
Materials	5.6
Consumer Staples	4.8
Short-Term Investments	3.9

100.0%

CRM Long/Short Opportunities Fund - Sector Allocation
Common Stock
Information Technology	23.4%
Industrials	18.1
Consumer Discretionary	17.6
Consumer Staples	9.9
Financials	9.8
Materials	9.8
Health Care	2.7
Energy	2.1
Common Stock Sold Short
Real Estate	(0.6)
Materials	(1.1)
Communication Services	(2.5)
Information Technology	(3.9)
Health Care	(6.6)
Consumer Staples	(8.6)
Financials	(9.0)
Industrials	(12.7)
Consumer Discretionary	(14.7)

33.7%

Portfolio holdings are subject to change at any time.

CRM Funds
12

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Shares		Value
Common Stock — 96.0%
Communication Services — 1.4%
Diversified Telecommunication Services — 1.4%
454,170	Vonage Holdings Corp.[1]	$ 3,964,904

Consumer Discretionary — 7.3%
Consumer Durables & Apparel — 2.0%
204,891	G-III Apparel Group Ltd.[1]	5,714,410

Consumer Services — 5.3%
902,897	Regis Corp.[1]	15,304,104

Total Consumer Discretionary		21,018,514

Consumer Staples — 12.0%
Food & Staples Retailing — 4.6%
409,583	Performance Food Group Co.[1]	13,217,243

Food, Beverage & Tobacco — 7.4%
56,626	Coca-Cola Bottling Co. Consolidated[2]	10,044,320
782,354	Cott Corp.	10,906,015

		20,950,335

Total Consumer Staples		34,167,578

Energy — 2.9%
Energy Equipment & Services — 1.2%
413,921	Keane Group, Inc.[1]	3,385,874

Oil, Gas & Consumable Fuels — 1.7%
768,367	Callon Petroleum Co.[1,2]	4,986,702

Total Energy		8,372,576

Financials — 25.3%
Banks — 18.5%
325,110	Amalgamated Bank — Class A	6,339,645
442,626	Associated Banc-Corp.	8,759,569
255,440	BancorpSouth Bank	6,677,202
87,614	Bank of Hawaii Corp.[2]	5,898,174
256,156	Boston Private Financial Holdings, Inc.	2,707,569
392,370	Capitol Federal Financial, Inc.	5,010,565
481,014	First Horizon National Corp.	6,330,144
139,617	First Midwest Bancorp, Inc.	2,765,813
244,051	Hancock Whitney Corp.	8,456,367

		52,945,048

Diversified Financials — 4.3%
201,026	Investment Technology Group, Inc.	6,079,026
145,978	Stifel Financial Corp.	6,046,409

		12,125,435

Insurance — 2.5%
189,999	Horace Mann Educators Corp.	7,115,462

Total Financials		72,185,945

Health Care — 2.8%
Health Care Equipment & Services — 2.8%
137,707	Natus Medical, Inc.[1]	4,686,169

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
53,457	Omnicell, Inc.[1]	$3,273,707

Total Health Care		7,959,876

Industrials — 15.7%
Capital Goods — 14.0%
105,335	Actuant Corp. — Class A	2,210,982
103,360	Albany International Corp. - Class A	6,452,765
49,154	Curtiss-Wright Corp.	5,019,606
207,553	JELD-WEN Holding, Inc.[1]	2,949,328
79,780	John Bean Technologies Corp.	5,729,002
251,211	MRC Global, Inc.[1,2]	3,072,310
751,428	Mueller Water Products, Inc. — Class A	6,837,995
275,457	SPX Corp.[1]	7,715,551

		39,987,539

Commercial & Professional Services — 1.7%
100,332	Clean Harbors, Inc.[1]	4,951,384

Total Industrials		44,938,923

Information Technology — 12.6%
Software & Services — 7.4%
95,381	Altair Engineering, Inc. Class A1	2,630,608
271,769	Amber Road, Inc.[1]	2,236,659
671,801	Brightcove, Inc.[1]	4,729,479
284,130	Carbonite, Inc.[1]	7,177,124
90,160	Envestnet, Inc.[1]	4,434,970

		21,208,840

Technology Hardware & Equipment — 5.2%
1,094,865	Extreme Networks, Inc.[1]	6,678,677
110,922	Itron, Inc.[1]	5,245,501
69,973	Lumentum Holdings, Inc.[1]	2,939,566

		14,863,744

Total Information Technology		36,072,584

Materials — 3.1%
Chemicals — 3.1%
357,506	GCP Applied Technologies, Inc.[1,2]	8,776,772

Real Estate — 5.8%
Diversified REIT’s — 4.6%
163,284	Alexander & Baldwin, Inc.[1]	3,001,160
148,082	American Assets Trust, Inc.	5,948,454
446,574	DiamondRock Hospitality Co.	4,054,892

		13,004,506

Office REIT’s — 1.2%
167,327	Corporate Office Properties Trust	3,518,887

Total Real Estate		16,523,393

See accompanying notes.		CRM Funds
13

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018 (Unaudited)

Shares		Value
Utilities — 7.1%
Gas Utilities — 3.4%
125,064	Southwest Gas Holdings, Inc.	$ 9,567,396

Multi-Utilities — 3.7%
170,167	Black Hills Corp.	10,683,084

Total Utilities		20,250,480

Total Common Stock (Cost $262,638,356)		274,231,545

Short-Term Investments — 3.5%
4,963,997	Blackrock Liquidity Funds
	TempCash Portfolio — Institutional
	Series, 2.32%[3]	4,963,997
4,963,998	Federated Treasury Obligations Fund
	Institutional Series, 2.31%[3]	4,963,998

Total Short-Term Investments (Cost $9,927,995)		9,927,995

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.5% (Cost $272,566,351)		284,159,540

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.6%
Repurchase Agreements — 0.6%
$1,000,000	With Bank of Montreal: at 2.85%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $1,000,158 (collateralized by US Treasury Securities, par values ranging from $1 - $492,591, coupon rates ranging from 0.00% to 3.75%, 07/18/19 - 09/09/49; total market value $1,020,001)	$1,000,000
804,247	With Merrill Lynch Pierce Fenner & Smith, Inc.: at 2.95%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $804,379 (collateralized by US Cash Equivalent and US Treasury Securities, par values ranging from $25,243 - $213,586, coupon rates ranging from 0.00% to 3.38%, 08/15/19 - 02/15/44; total market value $816,947)	804,247

Total Repurchase Agreements		1,804,247

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $1,804,247)		1,804,247

Total Investments — 100.1% (Cost $274,370,598)		285,963,787[4]
Liabilities in Excess of Other Assets — (0.1)%		(237,936)

Total Net Assets — 100.0%		$285,725,851

See accompanying notes.		CRM Funds
14

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$274,231,545	$274,231,545	—	—
Short-Term Investments	9,927,995	9,927,995	—	—
Short-Term
Investments Held
As Collateral For
Loaned Securities	1,804,247	—	$1,804,247	—

Total Investments in Securities	$285,963,787	$284,159,540	$1,804,247	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2018.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At December 31, 2018, the market value of securities on loan for the CRM Small Cap Value Fund was $1,714,795. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
15

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Shares		Value
Common Stock — 97.4%
Consumer Discretionary — 7.6%
Consumer Durables & Apparel — 3.3%
188,412	G-III Apparel Group Ltd.[1]	$ 5,254,810
33,603	PVH Corp.	3,123,399

		8,378,209

Consumer Services — 4.3%
53,549	Adtalem Global Education, Inc.[1]	2,533,939
140,270	ServiceMaster Global Holdings, Inc.[1]	5,153,520
16,149	Vail Resorts, Inc.	3,404,532

		11,091,991

Total Consumer Discretionary		19,470,200

Consumer Staples — 6.0%
Food & Staples Retailing — 3.0%
234,376	Performance Food Group Co.[1]	7,563,314

Food, Beverage & Tobacco — 3.0%
149,947	TreeHouse Foods, Inc.[1]	7,603,812

Total Consumer Staples		15,167,126

Energy — 4.8%
Energy Equipment & Services — 1.3%
126,919	Apergy Corp.[1]	3,436,967

Oil, Gas & Consumable Fuels — 3.5%
708,985	Callon Petroleum Co.[1,2]	4,601,312
46,114	Diamondback Energy, Inc.	4,274,768

		8,876,080

Total Energy		12,313,047

Financials — 16.4%
Banks — 11.2%
372,426	Associated Banc-Corp.	7,370,310
215,247	Hancock Whitney Corp.	7,458,309
311,900	KeyCorp.	4,609,882
214,514	TFS Financial Corp.	3,460,111
114,789	Webster Financial Corp.	5,657,950

		28,556,562

Diversified Financials — 1.2%
73,821	Stifel Financial Corp.	3,057,666

Insurance — 4.0%
41,656	American Financial Group, Inc.	3,771,117
55,148	Hanover Insurance Group, Inc. (The)	6,439,632

		10,210,749

Total Financials		41,824,977

Health Care — 8.8%
Health Care Equipment & Services — 6.0%
22,892	Cooper Cos, Inc. (The)	5,826,014
113,158	Natus Medical, Inc.[1]	3,850,767
45,340	Omnicell, Inc.[1]	2,776,621

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
26,287	STERIS PLC[3]	$ 2,808,766

		15,262,168

Pharmaceuticals, Biotechnology & Life Sciences — 2.8%
30,485	Bio-Rad Laboratories, Inc. - Class A1	7,079,227

Total Health Care		22,341,395

Industrials — 17.2%
Capital Goods — 12.4%
149,791	Actuant Corp. — Class A	3,144,113
95,006	Carlisle Cos, Inc.	9,550,003
36,090	Curtiss-Wright Corp.	3,685,511
135,410	SPX FLOW, Inc.[1]	4,119,172
25,072	Teledyne Technologies, Inc.[1]	5,191,659
87,559	Xylem, Inc.	5,841,937

		31,532,395

Commercial & Professional Services — 4.8%
85,889	Clean Harbors, Inc.[1]	4,238,622
193,224	TriNet Group, Inc.[1]	8,105,747

		12,344,369

Total Industrials		43,876,764

Information Technology — 13.3%
Semiconductors & Semiconductor Equipment — 2.3%
135,682	Cree, Inc.[1]	5,803,797

Software & Services — 7.5%
61,579	Black Knight, Inc.[1]	2,774,750
187,208	Carbonite, Inc.[1]	4,728,874
106,232	CommVault Systems, Inc.[1]	6,277,249
64,871	PTC, Inc.[1]	5,377,806

		19,158,679

Technology Hardware & Equipment — 3.5%
103,226	FLIR Systems, Inc.	4,494,460
104,933	Lumentum Holdings, Inc.[1]	4,408,235

		8,902,695

Total Information Technology		33,865,171

Materials — 10.2%
Chemicals — 10.2%
323,486	GCP Applied Technologies, Inc.[1]	7,941,581
197,770	RPM International, Inc.	11,624,920
97,979	W.R. Grace & Co.	6,359,817

Total Materials		25,926,318

Real Estate — 6.4%
Diversified REIT’s — 1.9%
340,524	Empire State Realty Trust, Inc. — Class A	4,845,657

Office REIT’s — 4.5%
226,279	Corporate Office Properties Trust	4,758,647

See accompanying notes.		CRM Funds
16

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018 (Unaudited)

Shares		Value
Real Estate — (continued)
Office REIT’s — (continued)
222,889	Equity Commonwealth	$ 6,688,899

		11,447,546

Total Real Estate.		16,293,203

Utilities — 6.7%
Multi-Utilities — 5.0%
74,308	Black Hills Corp.	4,665,056
315,835	NiSource, Inc.	8,006,418

		12,671,474

Water Utilities — 1.7%
49,699	American Water Works Co., Inc.	4,511,178

Total Utilities		17,182,652

Total Common Stock (Cost $228,759,719)		248,260,853

Short-Term Investments — 3.2%
3,998,230	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.32%[4]	3,998,230
3,998,232	Federated Treasury Obligations Fund Institutional Series, 2.31%[4]	3,998,232

Total Short-Term Investments (Cost $7,996,462)		7,996,462

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.6% (Cost $236,756,181)		256,257,315

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.0%
Repurchase Agreements — 0.0%
$42,421	With Citigroup Global Markets, Inc.: at 3.00%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $42,428 (collateralized by US Treasury Securities, par values ranging from $0 - $25,153, coupon rates ranging from 0.00% to 3.13%, 01/31/19 -09/09/49; total market value $43,269)	$ 42,421

Total Repurchase Agreements		42,421

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $42,421)		42,421

Total Investments — 100.6% (Cost $236,798,602)		256,299,736[5]
Liabilities in Excess of Other Assets — (0.6)%		(1,441,186)

Total Net Assets — 100.0%		$254,858,550

See accompanying notes.		CRM Funds
17

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$248,260,853	$248,260,853	—	—
Short-Term Investments	7,996,462	7,996,462	—	—
Short-Term Investments Held As Collateral For Loaned Securities	42,421	—	$42,421	—

Total Investments in Securities	$256,299,736	$256,257,315	$42,421	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2018.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At December 31, 2018, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $38,044. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
18

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Shares		Value
Common Stock — 97.1%
Communication Services — 1.5%
Diversified Telecommunication Services — 1.5%
312,585	Zayo Group Holdings, Inc.[1]	$ 7,139,441

Consumer Discretionary — 14.5%
Consumer Durables & Apparel — 3.5%
79,070	Mohawk Industries, Inc.[1]	9,248,027
77,996	PVH Corp.	7,249,728

		16,497,755

Consumer Services — 7.3%
98,620	Adtalem Global Education, Inc.[1]	4,666,698
238,901	Aramark	6,920,962
798,335	Houghton Mifflin Harcourt Co.[1]	7,073,248
258,382	ServiceMaster Global Holdings, Inc.[1]	9,492,955
29,472	Vail Resorts, Inc.	6,213,287

		34,367,150

Retailing — 3.7%
78,348	Expedia Group, Inc.	8,825,902
108,281	Tiffany &Co.[2]	8,717,704

		17,543,606

Total Consumer Discretionary		68,408,511

Consumer Staples — 3.0%
Food, Beverage & Tobacco — 3.0%
273,898	TreeHouse Foods, Inc.[1]	13,889,368

Energy — 5.8%
Energy Equipment & Services — 1.4%
234,524	Apergy Corp.[1]	6,350,910

Oil, Gas & Consumable Fuels — 4.4%
150,823	Continental Resources, Inc.[1]	6,061,576
96,192	Diamondback Energy, Inc.	8,916,999
371,936	Parsley Energy, Inc. — Class A1	5,943,537

		20,922,112

Total Energy		27,273,022

Financials — 13.1%
Banks — 8.0%
536,060	Associated Banc-Corp.	10,608,627
332,158	BancorpSouth Bank	8,682,610
221,341	Hancock Whitney Corp.	7,669,466
709,909	KeyCorp.	10,492,455

		37,453,158

Diversified Financials — 2.6%
151,686	Nasdaq, Inc.	12,373,027

Insurance — 2.5%
100,392	Hanover Insurance Group, Inc. (The)	11,722,774

Total Financials		61,548,959

Shares		Value
Health Care — 5.7%
Health Care Equipment & Services — 3.0%
34,190	Cooper Cos, Inc. (The)	$ 8,701,355
48,413	STERIS PLC[3]	5,172,929

		13,874,284

Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
55,609	Bio-Rad Laboratories, Inc. - Class A1	12,913,522

Total Health Care		26,787,806

Industrials — 18.5%
Capital Goods — 14.6%
158,999	AMETEK, Inc.	10,764,233
165,567	Carlisle Cos, Inc.	16,642,795
222,437	Dover Corp.	15,781,905
245,348	SPX FLOW, Inc.[1]	7,463,486
35,286	Teledyne Technologies, Inc.[1]	7,306,672
160,092	Xylem, Inc.	10,681,338

		68,640,429

Commercial & Professional Services — 3.9%
206,204	IHS Markit Ltd.[1]	9,891,606
203,785	TriNet Group, Inc.[1]	8,548,780

		18,440,386

Total Industrials		87,080,815

Information Technology — 10.2%
Semiconductors & Semiconductor Equipment — 2.8%
184,209	Microchip Technology, Inc.	13,248,311

Software & Services — 5.7%
112,772	Black Knight, Inc.[1]	5,081,506
200,907	CommVault Systems, Inc.[1]	11,871,595
117,262	PTC, Inc.[1]	9,721,020

		26,674,121

Technology Hardware & Equipment — 1.7%
188,643	FLIR Systems, Inc.	8,213,516

Total Information Technology		48,135,948

Materials — 8.8%
Chemicals — 7.2%
357,660	RPM International, Inc.	21,023,255
201,537	W.R. Grace & Co.	13,081,767

		34,105,022

Construction Materials — 1.6%
76,560	Vulcan Materials Co.	7,564,128

Total Materials		41,669,150

Real Estate —5.3%
Office REIT’s — 2.9%
452,641	Equity Commonwealth	13,583,757

Specialized REIT’s — 2.4%
32,465	Equinix, Inc.	11,445,860

Total Real Estate		25,029,617

See accompanying notes.		CRM Funds
19

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018 (Unaudited)

Shares		Value
Utilities — 10.7%
Gas Utilities — 2.4%
121,005	Atmos Energy Corp.	$11,219,584

Multi-Utilities — 6.1%
220,649	Black Hills Corp.	13,852,344
584,586	NiSource, Inc.	14,819,255

		28,671,599

Water Utilities — 2.2%
117,433	American Water Works Co., Inc.	10,659,393

Total Utilities		50,550,576

Total Common Stock (Cost $431,361,414)		457,513,213

Short-Term Investments — 3.4%
8,120,344	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.32%[4]	8,120,344
8,120,345	Federated Treasury Obligations Fund Institutional Series, 2.31%[4]	8,120,345

Total Short-Term Investments (Cost $16,240,689)		16,240,689

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.5% (Cost $447,602,103)		473,753,902

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 1.9%
Repurchase Agreements — 1.8%
$2,079,507	With Bank of Montreal: at 2.85%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $2,079,836 (collateralized by US Treasury Securities, par values ranging from $3 - $1,024,347, coupon rates ranging from 0.00% to 3.75%, 07/18/19 - 09/09/49; total market value $2,121,099)	$2,079,507
2,079,507	With Credit Agricole CIB: at 2.95%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $2,079,848 (collateralized by a US Treasury Security, par value of $2,295,102, coupon rate of 1.50%, 08/15/26; total market value $2,121,099)	2,079,507

Principal		Value
Repurchase Agreements — (continued)
$2,079,507	With HSBC Securities USA, Inc.: at 2.95%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $2,079,848 (collateralized by US Treasury Securities, par values ranging from $6,507 - $970,070, coupon rates ranging from 0.00% to 2.88%, 08/15/19 - 05/15/44; total market value $2,121,097)	$2,079,507
2,079,507	With Merrill Lynch Pierce Fenner & Smith, Inc.: at 2.95%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $2,079,848 (collateralized by US Cash Equivalent and US Treasury Securities, par values ranging from $65,270 - $552,261, coupon rates ranging from 0.00% to 3.38%, 08/15/19 - 02/15/44; total market value $2,112,346)	2,079,507
236,020	With Natwest Markets PLC[3]: at 2.90%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $236,058 (collateralized by US Treasury Securities, par values ranging from $51,649 - $111,755, coupon rates ranging from 0.13% to 2.75%, 07/15/22 - 09/09/49; total market value $240,740)	236,020

Total Repurchase Agreements		8,554,048

Time Deposit — 0.1%
200,000	Societe Generale SA (Cayman), 2.40% 01/02/19[4]	200,000

Total Time Deposit		200,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $8,754,048)		8,754,048

Total Investments — 102.4% (Cost $456,356,151)		482,507,950	[5]
Liabilities in Excess of Other Assets — (2.4)%		(11,243,889)

Total Net Assets — 100.0%		$471,264,061

See accompanying notes.		CRM Funds
20

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:

Common Stock	$457,513,213	$457,513,213	—	—

Short-Term Investments	16,240,689	16,240,689	—	—

Short-Term Investments Held As Collateral For Loaned Securities	8,754,048	—	$8,754,048	—

Total Investments in Securities	$482,507,950	$473,753,902	$8,754,048	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2018.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At December 31, 2018, the market value of securities on loan for the CRM Mid Cap Value Fund was $8,717,703. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
21

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Shares		Value
Common Stock — 82.1%
Consumer Discretionary — 6.6%
Consumer Durables & Apparel — 4.2%
33,170	G-III Apparel Group Ltd.[1]	$ 925,111
4,676	Mohawk Industries, Inc.[1]	546,905
15,211	PVH Corp.	1,413,863

		2,885,879

Retailing — 2.4%
19,887	Tiffany & Co.	1,601,102

Total Consumer Discretionary		4,486,981

Consumer Staples — 1.8%
Food, Beverage & Tobacco — 1.8%
18,255	Philip Morris International, Inc.	1,218,704

Energy — 6.3%
Energy Equipment & Services — 1.6%
41,533	Halliburton Co.	1,103,947

Oil, Gas & Consumable Fuels — 4.7%
31,613	Occidental Petroleum Corp.	1,940,406
80,795	Parsley Energy, Inc. — Class A1	1,291,104

		3,231,510

Total Energy		4,335,457

Financials — 16.1%
Banks — 9.8%
97,327	Associated Banc-Corp.	1,926,101
43,392	Bank of America Corp.	1,069,179
93,020	KeyCorp.	1,374,836
51,216	Wells Fargo & Co.	2,360,033

		6,730,149

Diversified Financials — 3.6%
11,683	Ameriprise Financial, Inc.	1,219,355
15,430	Nasdaq, Inc.	1,258,625

		2,477,980

Insurance — 2.7%
46,215	American International Group, Inc.	1,821,333

Total Financials		11,029,462

Health Care — 11.5%
Health Care Equipment & Services — 8.8%
9,275	Anthem, Inc.	2,435,893
25,715	Danaher Corp.	2,651,731
3,205	Humana, Inc.	918,168

		6,005,792

Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
13,822	Allergan PLC[2]	1,847,449

Total Health Care		7,853,241

Industrials — 11.6%
Capital Goods — 7.3%
17,105	Carlisle Cos, Inc.	1,719,395

Shares		Value
Industrials — (continued)
Capital Goods — (continued)
26,580	Dover Corp.	$ 1,885,851
12,600	United Technologies Corp.	1,341,648

		4,946,894

Commercial & Professional Services — 1.8%
29,853	TriNet Group, Inc.[1]	1,252,333

Transportation — 2.5%
27,411	CSX Corp.	1,703,045

Total Industrials		7,902,272

Information Technology — 15.8%
Semiconductors & Semiconductor Equipment — 6.6%
10,735	Broadcom, Inc.	2,729,696
25,294	Microchip Technology, Inc.	1,819,145

		4,548,841

Software & Services — 9.2%
43,181	DXC Technology Co.	2,295,934
24,942	Microsoft Corp.	2,533,359
17,315	PTC, Inc.[1]	1,435,413

		6,264,706

Total Information Technology		10,813,547

Materials — 5.7%
Chemicals — 5.7%
15,475	Air Products & Chemicals, Inc.	2,476,774
26,031	DowDuPont, Inc.	1,392,138

Total Materials		3,868,912

Utilities — 6.7%
Electric Utilities — 4.0%
15,570	NextEra Energy, Inc.	2,706,377

Gas Utilities — 2.7%
20,244	Atmos Energy Corp.	1,877,024

Total Utilities		4,583,401

Total Common Stock (Cost $59,181,225)		56,091,977

See accompanying notes.		CRM Funds
22

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018 (Unaudited)

Shares		Value
Short-Term Investments — 18.1%
6,171,513	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.32%[3]	$6,171,513
6,171,513	Federated Treasury Obligations Fund Institutional Series, 2.31%[3]	6,171,513

Total Short-Term Investments (Cost $12,343,026)		12,343,026

Total Investments — 100.2% (Cost $71,524,251)		68,435,003
Liabilities in Excess of Other Assets — (0.2%)		(157,181)

Total Net Assets — 100.0%		$68,277,822

A summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$56,091,977	$56,091,977	—	—
Short-Term Investments	12,343,026	12,343,026	—	—

Total Investments in Securities	$68,435,003	$68,435,003	—	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2018.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
23

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Shares		Value
Common Stock — 96.2%
Consumer Discretionary — 14.3%
Consumer Durables & Apparel — 4.6%
10,791	G-III Apparel Group Ltd.[1]	$300,961
3,971	PVH Corp.	369,104

		670,065

Consumer Services — 4.8%
46,160	Houghton Mifflin Harcourt Co.[1]	408,978
7,985	ServiceMaster Global Holdings, Inc.[1]	293,369

		702,347

Retailing — 4.9%
3,280	Expedia Group, Inc.	369,492
4,455	Tiffany & Co.[2]	358,672

		728,164

Total Consumer Discretionary		2,100,576

Consumer Staples — 4.8%
Food, Beverage & Tobacco — 2.5%
4,441	Nestle S.A., ADR[3]	359,543

Household & Personal Products — 2.3%
9,119	Edgewell Personal Care Co.[1]	340,595

Total Consumer Staples		700,138

Energy — 6.3%
Energy Equipment & Services — 1.1%
6,114	Apergy Corp.[1]	165,567

Oil, Gas & Consumable Fuels — 5.2%
2,090	Diamondback Energy, Inc.	193,743
15,137	Equitrans Midstream Corp.[1]	303,043
16,783	Parsley Energy, Inc. — Class A1	268,192

		764,978

Total Energy		930,545

Financials — 15.0%
Banks — 10.4%
22,353	Associated Banc-Corp.	442,366
9,480	Bank of America Corp.	233,587
20,240	KeyCorp.	299,147
11,868	Wells Fargo & Co.	546,878

		1,521,978

Diversified Financials — 1.9%
3,475	Nasdaq, Inc.	283,456

Insurance — 2.7%
9,925	American International Group, Inc.	391,144

Total Financials		2,196,578

Health Care — 11.7%
Health Care Equipment & Services — 7.8%
1,478	Anthem, Inc.	388,167

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
4,945	Danaher Corp.	$509,928
841	Humana, Inc.	240,930

		1,139,025

Pharmaceuticals, Biotechnology & Life Sciences — 3.9%
4,288	Allergan PLC[4]	573,134

Total Health Care		1,712,159

Industrials — 14.2%
Capital Goods — 6.5%
3,794	Carlisle Cos, Inc.	381,373
3,969	Dover Corp.	281,600
2,764	United Technologies Corp.	294,311

		957,284

Commercial & Professional Services — 5.2%
7,788	IHS Markit Ltd.[1]	373,591
9,219	TriNet Group, Inc.[1]	386,737

		760,328

Transportation — 2.5%
5,762	CSX Corp.	357,993

Total Industrials		2,075,605

Information Technology — 18.2%
Semiconductors & Semiconductor Equipment — 5.4%
1,660	Broadcom, Inc.	422,105
5,220	Microchip Technology, Inc.	375,422

		797,527

Software & Services — 12.8%
9,185	Carbonite, Inc.[1]	232,013
5,773	CommVault Systems, Inc.[1]	341,127
11,011	DXC Technology Co.	585,455
4,242	Microsoft Corp.	430,860
3,410	PTC, Inc.[1]	282,689

		1,872,144

Total Information Technology		2,669,671

Materials — 5.6%
Chemicals — 5.6%
3,243	Air Products & Chemicals, Inc.	519,042
5,732	DowDuPont, Inc.	306,547

Total Materials		825,589

Utilities — 6.1%
Electric Utilities — 3.1%
2,659	NextEra Energy, Inc.	462,187

Gas Utilities — 3.0%
4,741	Atmos Energy Corp.	439,586

Total Utilities		901,773

Total Common Stock (Cost $15,162,843)		14,112,634

See accompanying notes.		CRM Funds
24

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018 (Unaudited)

Shares		Value
Short-Term Investments — 3.9%
285,066	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 2.32%[5]	$285,066
285,067	Federated Treasury Obligations Fund Institutional Series, 2.31%[5]	285,067

Total Short-Term Investments (Cost $570,133)		570,133

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.1% (Cost $15,732,976)		14,682,767

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 2.5%
Repurchase Agreements — 2.5%
$360,146	With BNP Paribas: at 2.95%, dated 12/31/18, to be repurchased on 01/02/19, repurchase price $360,205 (collateralized by US Treasury Securities, par values ranging from $0 - $138,143, coupon rates ranging from 0.00% to 8.13%, 01/10/19 - 09/09/49; total market value $367,349)	$360,146

Total Repurchase Agreements		360,146

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $360,146)		360,146

Total Investments — 102.6% (Cost $16,093,122)		15,042,913	[6]
Liabilities in Excess of Other Assets — (2.6)%		(378,688)

Total Net Assets — 100.0%		$14,664,225

A summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities:

Common Stock	$14,112,634	$14,112,634	—	—

Short-Term Investments	570,133	570,133	—	—

Short-Term Investments Held As Collateral For Loaned Securities	360,146	—	$360,146	—

Total Investments in Securities	$15,042,913	$14,682,767	$360,146	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2018.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	ADR — American Depository Receipt.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.
[6]

At December 31, 2018, the market value of securities on loan for the CRM All Cap Value Fund was $358,672. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
25

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2018 (Unaudited)

Shares		Value
Common Stock — 93.5%
Consumer Discretionary — 17.6%
Consumer Durables & Apparel — 8.0%
504,410	G-III Apparel Group Ltd.[1,2]	$14,067,995
243,010	PVH Corp.[2]	22,587,779

		36,655,774

Consumer Services — 3.8%
214,785	ServiceMaster Global Holdings, Inc.[1]	7,891,201
43,820	Vail Resorts, Inc.	9,238,132

		17,129,333

Retailing — 5.8%
123,355	Expedia Group, Inc.	13,895,941
155,333	Tiffany & Co.[2]	12,505,860

		26,401,801

Total Consumer Discretionary		80,186,908

Consumer Staples — 9.9%
Food, Beverage & Tobacco — 7.9%
910,625	Cott Corp.	12,694,113
115,540	Nestle S.A., ADR[3]	9,354,118
207,230	Philip Morris International, Inc.[2]	13,834,675

		35,882,906

Household & Personal Products — 2.0%
247,535	Edgewell Personal Care Co.[1]	9,245,432

Total Consumer Staples		45,128,338

Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
479,558	Equitrans Midstream Corp.[1]	9,600,751

Financials — 9.8%
Banks — 6.4%
528,877	Associated Banc-Corp.	10,466,476
410,549	Wells Fargo & Co.	18,918,098

		29,384,574

Insurance — 3.4%
393,155	American International Group, Inc.	15,494,238

Total Financials		44,878,812

Health Care — 2.8%
Health Care Equipment & Services — 2.8%
121,505	Danaher Corp.[2]	12,529,596

Industrials — 18.1%
Capital Goods — 8.2%
198,094	Carlisle Cos, Inc.	19,912,409
118,110	Dover Corp.	8,379,905
84,805	United Technologies Corp.	9,030,036

		37,322,350

Commercial & Professional Services — 5.2%
118,790	Clean Harbors, Inc.[1,2]	5,862,286

Shares		Value
Industrials — (continued)
Commercial & Professional Services — (continued)
420,841	TriNet Group, Inc.[1,2]	$17,654,280

		23,516,566

Transportation — 4.7%
135,300	Canadian National Railway Co.	10,027,083
185,535	CSX Corp.[2]	11,527,290

		21,554,373

Total Industrials		82,393,289

Information Technology — 23.4%
Semiconductors & Semiconductor Equipment — 4.9%
53,588	Broadcom, Inc.[2]	13,626,356
120,665	Microchip Technology, Inc.	8,678,227

		22,304,583

Software & Services — 16.6%
280,176	Carbonite, Inc.[1]	7,077,246
175,260	CommVault Systems, Inc.[1]	10,356,113
697,728	DXC Technology Co.[2]	37,098,198
208,215	Microsoft Corp.[2]	21,148,397

		75,679,954

Technology Hardware & Equipment — 1.9%
1,445,135	Extreme Networks, Inc.[1]	8,815,324

Total Information Technology		106,799,861

Materials — 9.8%
Chemicals — 9.8%
94,325	Air Products & Chemicals, Inc.[2]	15,096,716
182,831	DowDuPont, Inc.[2]	9,777,802
100,540	RPM International, Inc.	5,909,741
217,130	W.R. Grace & Co.[2]	14,093,909

Total Materials		44,878,168

Total Common Stock (Cost $481,762,979)		426,395,723

Total Investments in Securities — 93.5% (Cost $481,762,979)		426,395,723

Common Stock Sold Short — (59.8%)
Communication Services — (2.5%)
Entertainment — (0.8%) (1,086,390) Cineworld Group PLC[4]		(3,644,563)

Media — (1.7%) (107,695) Omnicom Group, Inc.		(7,887,582)

Total Communication Services		(11,532,145)

Consumer Discretionary — (14.8%)
Automobiles & Components — (3.1%) (476,780) Fiat Chrysler Automobiles NV1		(6,894,239)
(58,087) Lear Corp.		(7,136,569)

		(14,030,808)

See accompanying notes.		CRM Funds
26

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018 (Unaudited)

Shares		Value
Consumer Discretionary — (continued)
Consumer Durables & Apparel — (3.3%)
(245,305)	Skechers U.S.A., Inc. — Class A1	(5,615,031)
(131,190)	VF Corp.	(9,359,095)

		(14,974,126)

Hotels, Restaurants & Leisure — (1.3%)
(53,965)	Cheesecake Factory, Inc. (The)	(2,348,017)
(59,540)	Texas Roadhouse, Inc.	(3,554,538)

		(5,902,555)

Retailing — (7.1%)
(61,900)	Canadian Tire Corp Ltd. - Class A	(6,472,023)
(189,235)	Core-Mark Holding Co., Inc.	(4,399,714)
(37,466)	Dollar General Corp.	(4,049,325)
(199,100)	Dollarama, Inc.	(4,735,406)
(78,758)	Kohl’s Corp.	(5,224,806)
(57,175)	Ross Stores, Inc.	(4,756,960)
(85,770)	Sleep Number Corp.[1]	(2,721,482)

		(32,359,716)

Total Consumer Discretionary		(67,267,205)

Consumer Staples — (8.6%)
Food & Staples Retailing — (1.4%)
(90,155)	Walgreens Boots Alliance, Inc.	(6,160,291)

Food, Beverage & Tobacco — (5.7%)
(92,400)	Altria Group, Inc.	(4,563,636)
(388,380)	Flowers Foods, Inc.	(7,173,378)
(70,776)	Hershey Co. (The)	(7,585,772)
(159,122)	Hormel Foods Corp.	(6,791,327)

		(26,114,113)

Household & Personal Products — (1.5%)
(53,730)	Estee Lauder Cos, Inc. (The) — Class A	(6,990,273)

Total Consumer Staples		(39,264,677)

Financials — (9.0%)
Banks — (7.5%)
(212,497)	BB&T Corp.	(9,205,370)
(482,425)	Fulton Financial Corp.	(7,467,939)
(238,250)	National Bank of Canada	(9,781,653)
(124,915)	UMB Financial Corp.	(7,616,067)

		(34,071,029)

Insurance — (1.5%)
(95,960)	WR Berkley Corp.	(7,092,404)

Total Financials		(41,163,433)

Health Care — (6.6%)
Health Care Equipment & Services — (3.5%)
(117,383)	Cardinal Health, Inc.	(5,235,282)
(50,740)	LivaNova PLC[1,4]	(4,641,188)
(113,957)	Merit Medical Systems, Inc.[1]	(6,359,940)

		(16,236,410)

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — (3.1%)
(56,572)	Roche Holding AG	(14,009,182)

Total Health Care		(30,245,592)

Industrials — (12.7%)
Capital Goods — (7.4%)
(171,770)	Bloom Energy Corp. — Class A1	(1,714,264)
(103,565)	Mercury Computer Systems, Inc.[1]	(4,897,589)
(167,769)	PACCAR, Inc.	(9,586,321)
(152,345)	Philips Lighting NV5	(3,573,027)
(34,750)	Rockwell Automation, Inc.	(5,229,180)
(186,835)	Siemens Gamesa Renewable Energy SA1	(2,277,666)
(36,325)	Vestas Wind Systems A/S	(2,743,119)
(284,960)	Volvo AB — Class B	(3,728,004)

		(33,749,170)

Commercial Services & Supplies — (3.0%)
(161,245)	ABM Industries, Inc.	(5,177,577)
(105,040)	KAR Auction Services, Inc.	(5,012,509)
(62,301)	Robert Half International, Inc.	(3,563,617)

		(13,753,703)

Transportation — (2.3%)
(58,065)	Genesee & Wyoming,Inc. - Class A1	(4,297,971)
(61,715)	Landstar System, Inc.	(5,904,274)

		(10,202,245)

Total Industrials		(57,705,118)

Information Technology — (3.9%)
Semiconductors & Semiconductor Components — (0.8%)
(76,559)	Semtech Corp.[1]	(3,511,761)

Software & Services — (0.9%)
(329,555)	Nuance Communications, Inc.[1]	(4,360,013)

Technology Hardware & Equipment — (2.2%)
(32,855)	F5 Networks, Inc.[1]	(5,323,496)
(41,155)	Motorola Solutions, Inc.	(4,734,471)

		(10,057,967)

Total Information Technology		(17,929,741)

Materials — (1.1%)
Chemicals — (1.1%)
(58,297)	LyondellBasell Industries NV — Class A	(4,847,979)

Real Estate — (0.6%)
Diversified REIT’s — (0.6%)
(193,340)	Realogy Holdings Corp.	(2,838,231)

Total Common Stock Sold Short (Proceeds $(299,043,614))		(272,794,121)

Other Assets in Excess of Liabilities — 66.3%		302,556,646

Total Net Assets — 100.0%		$456,158,248

See accompanying notes.		CRM Funds
27

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2018 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock
Consumer Discretionary	$80,186,908	$80,186,908	$—	$—
Consumer Staples	45,128,338	45,128,338	—	—
Energy	9,600,751	9,600,751	—	—
Financials	44,878,812	44,878,812	—	—
Health Care	12,529,596	12,529,596	—	—
Industrials	82,393,289	82,393,289	—	—
Information Technology	106,799,861	106,799,861	—	—
Materials	44,878,168	44,878,168	—	—

Total Assets - Investments in Securities	$426,395,723	$426,395,723	$—	$—

Liabilities:
Investments in Securities:
Common Stock Sold Short
Communication Services	$(11,532,145)	$(11,532,145)	$—	$—
Consumer Discretionary	(67,267,205)	(67,267,205)	—	—
Consumer Staples	(39,264,677)	(39,264,677)	—	—
Financials	(41,163,433)	(41,163,433)	—	—
Health Care	(30,245,592)	(30,245,592)	—	—
Industrials	(57,705,118)	(57,705,118)	—	—
Information Technology	(17,929,741)	(17,929,741)	—	—
Materials	(4,847,979)	(4,847,979)	—	—
Real Estate	(2,838,231)	(2,838,231)	—	—

Total Liabilities - Investments in Securities	$(272,794,121)	$(272,794,121)	$—	$—

Other Financial Instruments:*
Total Return Swap Agreements - Equity Contracts	(5,926,261)	—	(5,926,261)	—

Total Liabilities - Other Financial Instruments	$(5,926,261)	$—	$(5,926,261)	$—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at December 31, 2018.

See accompanying notes.		CRM Funds
28

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2018 (Unaudited)

[1]	Non-income producing security.
[2]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[3]	ADR — American Depository Receipt.
[4]	PLC — Public Limited Company.
[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A security is $(3,573,027) and represents (0.78)% of net assets as of December 31, 2018.

OTC Total return swap agreements outstanding at December 31, 2018:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation(2)
Morgan Stanley	Fed Funds Rate + 0.65%	05/08/19	$(26,179,833)	Allergan, PLC	$(4,730,727)	$—	$(4,730,727)
Morgan Stanley	Fed Funds Rate + 0.65%	05/08/19	(19,620,873)	Anthem, Inc.	(1,195,534)	—	(1,195,534)

					$(5,926,261)	$—	$(5,926,261)

(1)Paid monthly.

(2)Upfront/recurring fees or commissions, as applicable, are included in the net unrealized depreciation.

See accompanying notes.		CRM Funds
29

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$274,370,598	$236,798,602	$456,356,151	$71,524,251
Net unrealized appreciation (depreciation)	11,593,189	19,501,134	26,151,799	(3,089,248)

Total investments, at value[1]	285,963,787	256,299,736	482,507,950	68,435,003
Receivable for fund shares sold	214,113	810,777	1,593,695	—
Receivable for securities sold	2,411,760	—	—	—
Dividends and interest receivable	223,310	107,447	200,264	113,719
Tax reclaims receivable	—	4,609	—	—
Other assets	46,026	39,843	65,571	27,596

Total assets	288,858,996	257,262,412	484,367,480	68,576,318

LIABILITIES:
Obligation to return securities lending collateral	1,804,247	42,421	8,754,048	—
Payable for fund shares redeemed	505,841	805,077	2,406,183	210,533
Payable for securities purchased	463,600	1,263,407	1,421,676	—
Accrued advisory fee	191,024	168,414	312,062	20,885
Trustees fees	23,003	7,323	17,848	5,606
Audit and tax fees	26,862	26,862	26,862	26,862
Other accrued expenses	118,568	90,358	164,740	34,610

Total liabilities	3,133,145	2,403,862	13,103,419	298,496

NET ASSETS	$285,725,851	$254,858,550	$471,264,061	$68,277,822

COMPONENTS OF NET ASSETS
Paid-in-capital	$269,497,333	$242,017,459	$461,475,142	$72,620,742
Total distributable earnings (loss)	16,228,518	12,841,091	9,788,919	(4,342,920)

NET ASSETS	$285,725,851	$254,858,550	$471,264,061	$68,277,822

NET ASSETS BY SHARE CLASS
Investor Shares	$57,374,417	$23,376,371	$208,970,976	$7,096,336
Institutional Shares	228,351,434	231,482,179	262,293,085	61,181,486

NET ASSETS	$285,725,851	$254,858,550	$471,264,061	$68,277,822

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	4,402,612	2,424,803	11,799,770	943,229
Institutional Shares	14,983,850	23,347,083	14,197,777	8,127,846
NET ASSET VALUE (OFFERING AND
REDEMPTION PRICE PER SHARE)
Investor Shares	$13.03	$9.64	$17.71	$7.52
Institutional Shares	$15.24	$9.91	$18.47	$7.53
[1] Includes securities loaned of:	$1,714,795	$38,044	$8,717,703	$—

See accompanying notes.		CRM Funds
30

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$16,093,122	$481,762,979
Net unrealized depreciation	(1,050,209)	(55,367,256)

Investments in securities, at value[1]	15,042,913	$426,395,723
Foreign currencies held with broker for securities sold short (cost $0 and $55,908,762, respectively)	—	54,406,433
Cash pledged with custodian for securities sold short and total return swaps	—	270,986,363
Receivable for fund shares sold	44,969	7,408,437
Receivable for securities sold	—	3,397,562
Dividends and interest receivable	11,218	757,411
Tax reclaim receivable	—	11,877
Other assets	22,349	56,512

Total assets	15,121,449	763,420,318

LIABILITIES:
Obligation to return securities lending collateral	360,146	—
Overdraft due to Custodian	—	26,015
Securities sold short, at value (proceeds $0 and $299,043,614, respectively)	—	272,794,121
Unrealized depreciation on swap agreements	—	5,926,261
Payable for fund shares redeemed	45,350	8,982,101
Payable for securities purchased	—	18,357,478
Payable for dividends on securities sold short	—	363,891
Accrued advisory fee	2,812	579,902
Trustees fees	1,104	36,834
Audit and tax fees	26,862	30,806
Other accrued expenses	20,950	164,661

Total liabilities	457,224	307,262,070

NET ASSETS	$14,664,225	$456,158,248

COMPONENTS OF NET ASSETS
Paid-in-capital	$16,210,806	$494,672,864
Total distributable earnings (loss)	(1,546,581)	(38,514,616)

NET ASSETS	$14,664,225	$456,158,248

NET ASSETS BY SHARE CLASS
Investor Shares	$3,837,428	$—
Institutional Shares	$10,826,797	$456,158,248

NET ASSETS	$14,664,225	$456,158,248

SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value, unlimited authorized shares)
Investor Shares	642,409	—
Institutional Shares	1,771,680	49,094,755
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$5.97	$—
Institutional Shares	$6.11	$9.29

[1] Includes securities loaned of:	$358,672	$—

See accompanying notes.		CRM Funds
31

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

	CRM Small Cap	CRM Small/Mid	CRM Mid Cap	CRM Large Cap
	Value Fund	Cap Value Fund	Value Fund	Opportunity Fund
INVESTMENT INCOME
Dividends	$1,946,810	$2,024,683	$4,302,790	$743,251
Securities lending income	6,266	8,995	13,603	—
Foreign tax withheld	(12,307)	—	—	—

Total investment income	1,940,769	2,033,678	4,316,393	743,251

EXPENSES
Investment advisory fees	1,317,452	1,103,256	2,083,836	223,485
Administration and accounting fees	51,324	43,782	73,170	19,932
Custody fees	6,903	5,117	8,121	1,669
Transfer Agent fees	67,451	93,291	140,941	24,834
Shareholder reports	17,041	12,331	22,497	3,406
Shareholder services - Investor Shares	91,598	37,284	309,788	10,611
Trustee fees and expenses	31,150	22,737	41,622	6,281
Insurance fees	15,145	11,794	19,770	3,105
Registration fees	28,397	19,812	27,085	18,375
Audit and tax fees	20,552	20,552	20,552	20,552
Legal fees	13,487	10,028	18,484	2,775
Miscellaneous	39,105	28,578	51,117	8,460

Total expenses	1,699,605	1,408,562	2,816,983	343,485
Expenses waived/reimbursed	—	—	—	(68,755)

Net expenses	1,699,605	1,408,562	2,816,983	274,730

NET INVESTMENT INCOME	241,164	625,116	1,499,410	468,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	13,419,636	12,305,262	12,635,167	1,690,875
Net change in unrealized appreciation (depreciation) on:
Investments	(65,510,583)	(52,728,502)	(91,260,656)	(12,436,978)

Net change in unrealized depreciation	(65,510,583)	(52,728,502)	(91,260,656)	(12,436,978)

Net realized and unrealized (loss) on investments	(52,090,947)	(40,423,240)	(78,625,489)	(10,746,103)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,849,783)	$(39,798,124)	$(77,126,079)	$(10,277,582)

See accompanying notes.		CRM Funds
32

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME
Dividends	$127,258	$3,771,216
Securities lending income	940	—
Foreign tax withheld	—	(19,516)
Net interest income on securities sold short	—	1,233,977

Total investment income	128,198	4,985,677

EXPENSES
Investment advisory fees	85,940	4,176,770
Administration and accounting fees	13,063	74,345
Custody fees	1,291	13,636
Transfer Agent fees	19,832	154,768
Shareholder reports	781	26,323
Shareholder services - Investor Shares	5,777	—
Trustee fees and expenses	1,440	48,003
Insurance fees	715	21,927
Registration fees	17,367	36,336
Audit and tax fees	20,552	22,605
Legal fees.	634	20,707
Dividend expense on securities sold short	—	3,370,865
Miscellaneous	2,418	43,308

Total expenses	169,810	8,009,593
Expenses waived/reimbursed	(50,955)	(183,506)

Net expenses	118,855	7,826,087

NET INVESTMENT INCOME (LOSS)	9,343	(2,840,410)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	854,535	9,209,735
Purchased options	—	(335,053)
Securities sold short	—	7,938,870
Swap agreements	—	127,314
Foreign currency transactions	—	(1,599,326)
Forward foreign currency exchange contracts	—	36,844

Net realized gain (loss)	854,535	15,378,384

Net change in unrealized appreciation (depreciation) on:
Investments	(3,529,438)	(84,992,104)
Purchased options	—	205,491
Securities sold short	—	16,507,304
Swap agreements	—	(5,926,261)
Foreign currency transactions	—	(80,289)

Net change in unrealized appreciation (depreciation)	(3,529,438)	(74,285,859)

Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	(2,674,903)	(58,907,475)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,665,560)	$(61,747,885)

See accompanying notes.		CRM Funds
33

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF PERIOD	$360,541,278	$ 421,160,967

OPERATIONS
Net investment income	241,164	3,248,302
Net realized gain from investments	13,419,636	41,585,295
Net change in unrealized appreciation/(depreciation) on investments	(65,510,583)	4,672,731

Net increase (decrease) in net assets resulting from operations	(51,849,783)	49,506,328

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(6,544,755)	(11,132,924)
Institutional Shares	(22,730,701)	(49,281,760)

Total distributions to shareholders	(29,275,456)	(60,414,684)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,291,719	11,433,091
Sale of shares - Institutional Shares	10,067,793	49,470,080
Reinvestment of distributions - Investor Shares	6,100,795	10,320,025
Reinvestment of distributions - Institutional Shares	20,367,913	45,902,029
Redemption of shares - Investor Shares	(9,563,552)	(14,022,658)
Redemption of shares - Institutional Shares	(21,954,856)	(152,813,900)

Net increase (decrease) from capital share transactions	6,309,812	(49,711,333)

Total decrease in net assets.	(74,815,427)	(60,619,689)

NET ASSETS - END OF PERIOD	$285,725,851	360,541,278 (b)

During the six months ended December 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 13 in the Notes to Financial Statements for more information.

(a)	For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Investor Shares	(340,451)
Institutional Shares	(2,221,781)
Distributions from net realized gains on investments
Investor Shares	(10,792,473)
Institutional Shares	(47,059,979)

Total distributions to shareholders	(60,414,684)

(b)	Includes undistributed net investment income at end of year of $1,266,616.

See accompanying notes.		CRM Funds
34

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF PERIOD	$290,544,042	$ 490,958,351

OPERATIONS
Net investment income	625,116	484,152
Net realized gain from investments	12,305,262	65,594,122
Net change in unrealized appreciation/(depreciation) on investments	(52,728,502)	(12,527,719)

Net increase (decrease) in net assets resulting from operations	(39,798,124)	53,550,555

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(3,678,402)	(7,529,268)
Institutional Shares	(36,045,503)	(60,656,217)

Total distributions to shareholders	(39,723,905)	(68,185,485)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	4,279,761	3,080,085
Sale of shares - Institutional Shares	31,554,867	36,696,635
Reinvestment of distributions - Investor Shares	3,628,013	7,412,852
Reinvestment of distributions - Institutional Shares	35,954,931	60,606,700
Redemption of shares - Investor Shares	(6,092,699)	(15,262,750)
Redemption of shares - Institutional Shares	(25,488,336)	(278,312,901)

Net increase (decrease) from capital share transactions	43,836,537	(185,779,379)

Total decrease in net assets	(35,685,492)	(200,414,309)

NET ASSETS - END OF PERIOD	$254,858,550	$ 290,544,042

During the six months ended December 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 13 in the Notes to Financial Statements for more information.

(a)	For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments
Investor Shares	(7,529,268)
Institutional Shares	(60,656,217)

Total distributions to shareholders	(68,185,485)

See accompanying notes.		CRM Funds
35

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF PERIOD	$555,351,644	$518,686,370

OPERATIONS
Net investment income	1,499,410	3,729,489
Net realized gain from investments	12,635,167	61,513,476
Net change in unrealized appreciation/(depreciation) on investments	(91,260,656)	19,407,204

Net increase (decrease) in net assets resulting from operations	(77,126,079)	84,650,169

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(20,364,661)	(38,535,812)
Institutional Shares	(24,831,416)	(48,883,989)

Total distributions to shareholders	(45,196,077)	(87,419,801)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	33,811,833	34,631,732
Sale of shares - Institutional Shares	42,191,355	55,345,618
Reinvestment of distributions - Investor Shares	20,139,568	38,022,578
Reinvestment of distributions - Institutional Shares	22,884,192	45,055,446
Redemption of shares - Investor Shares	(33,060,490)	(57,683,787)
Redemption of shares - Institutional Shares	(47,731,885)	(75,936,681)

Net increase from capital share transactions	38,234,573	39,434,906

Total increase (decrease) in net assets	(84,087,583)	36,665,274

NET ASSETS - END OF PERIOD	$471,264,061	$555,351,644 (b)

During the six months ended December 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 13 in the Notes to Financial Statements for more information.

(a)	For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Investor Shares	(2,607,178)
Institutional Shares	(3,898,163)
Distributions from net realized gains on investments
Investor Shares	(35,928,634)
Institutional Shares	(44,985,826)

Total distributions to shareholders	(87,419,801)

(b)	Includes undistributed net investment income at end of year of $92,094.

See accompanying notes.		CRM Funds
36

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF PERIOD	$81,768,761	$ 94,198,999

OPERATIONS
Net investment income	468,521	837,956
Net realized gain from investments	1,690,875	8,911,922
Net change in unrealized appreciation/(depreciation) on investments	(12,436,978)	(713,756)

Net increase (decrease) in net assets resulting from operations	(10,277,582)	9,036,122

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(786,861)	(1,383,401)
Institutional Shares	(6,863,620)	(9,044,478)

Total distributions to shareholders	(7,650,481)	(10,427,879)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	7,266	481,717
Sale of shares - Institutional Shares	5,576,976	12,889,719
Reinvestment of distributions - Investor Shares	730,791	1,325,608
Reinvestment of distributions - Institutional Shares	2,234,933	2,126,773
Redemption of shares - Investor Shares	(414,821)	(5,871,441)
Redemption of shares - Institutional Shares	(3,698,021)	(21,990,857)

Net increase (decrease) from capital share transactions	4,437,124	(11,038,481)

Total decrease in net assets	(13,490,939)	(12,430,238)

NET ASSETS - END OF PERIOD	$68,277,822	$ 81,768,761 (b)

During the six months ended December 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification.

Please see Note 13 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Investor Shares	(56,804)
Institutional Shares	(567,334)
Distributions from net realized gains on investments
Investor Shares	(1,326,597)
Institutional Shares	(8,477,144)

Total distributions to shareholders	(10,427,879)

(b) Includes undistributed net investment income at end of year of $380,604.

See accompanying notes.		CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF PERIOD	$18,775,551	$22,409,645

OPERATIONS
Net investment income	9,343	19,546
Net realized gain from investments	854,535	3,701,327
Net change in unrealized appreciation/(depreciation) on investments	(3,529,438)	(1,322,223)

Net increase (decrease) in net assets resulting from operations	(2,665,560)	2,398,650

DISTRIBUTIONS TO SHAREHOLDERS(a)
Investor Shares	(828,727)	(1,180,335)
Institutional Shares	(2,303,511)	(2,012,149)

Total distributions to shareholders	(3,132,238)	(3,192,484)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	255,002	98,425
Sale of shares - Institutional Shares	592,141	4,236,733
Reinvestment of distributions - Investor Shares	756,132	1,138,128
Reinvestment of distributions - Institutional Shares	1,891,414	1,770,278
Redemption of shares - Investor Shares	(326,076)	(4,942,232)
Redemption of shares - Institutional Shares	(1,482,141)	(5,141,592)

Net increase (decrease) from capital share transactions	1,686,472	(2,840,260)

Total decrease in net assets	(4,111,326)	(3,634,094)

NET ASSETS - END OF PERIOD	$14,664,225	$18,775,551 (b)

During the six months ended December 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification.

Please see Note 13 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments
Investor Shares	(1,180,335)
Institutional Shares	(2,012,149)

Total distributions to shareholders	(3,192,484)

(b) Includes undistributed net investment income at end of year of $18,248.

See accompanying notes.		CRM Funds
38

CRM FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018
NET ASSETS - BEGINNING OF PERIOD	$709,302,849	$448,107,848

OPERATIONS
Net investment loss	(2,840,410)	(5,391,487)
Net realized gain from investments and foreign currency	15,378,384	11,354,444
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(74,285,859)	17,199,091

Net increase (decrease) in net assets resulting from operations	(61,747,885)	23,162,048

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional Shares	(8,320,236)	(1,152,726)

Total distributions to shareholders	(8,320,236)	(1,152,726)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	94,635,034	353,625,449
Reinvestment of distributions - Institutional Shares	8,297,208	57,474
Redemption of shares - Institutional Shares	(286,008,722)	(114,497,244)

Net increase (decrease) from capital share transactions	(183,076,480)	239,185,679

Total increase (decrease) in net assets	(253,144,601)	261,195,001

NET ASSETS - END OF PERIOD	$456,158,248	$709,302,849

During the six months ended December 31, 2018, the Fund adopted the SEC’s Disclosure Update and Simplification.

Please see Note 13 in the Notes to Financial Statements for more information.

(a) For the year ended June 30, 2018, the Fund had the following distributions:

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments
Institutional Shares	(1,152,726)

Total distributions to shareholders	(1,152,726)

See accompanying notes.		CRM Funds
39

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares

	For the Six Months Ended December 31, 2018	For the Years Ended June 30,

	(Unaudited)[1]	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$17.15	$18.06	$15.86	$19.98	$23.54	$21.94

Investment operations:
Net investment income (loss)[2]	(0.01)	0.09 [3]	(0.01)	0.08	— [4]	0.08
Net realized and unrealized gain (loss) on investments	(2.50)	1.87	3.54	(0.66)	1.32	4.43

Total from investment operations	(2.51)	1.96	3.53	(0.58)	1.32	4.51

Distributions to shareholders:
From net investment income	(0.04)	(0.09)	(0.08)	(0.03)	(0.07)	(0.04)
From net realized gains on investments	(1.57)	(2.78)	(1.25)	(3.51)	(4.81)	(2.87)

Total distributions to shareholders	(1.61)	(2.87)	(1.33)	(3.54)	(4.88)	(2.91)

Net Asset Value — End of Period	$13.03	$17.15	$18.06	$15.86	$19.98	$23.54

Total Return	(15.20)%	11.17%	22.28%	(2.13)%	7.14%	21.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.13%	1.15%	1.12%	1.09%	1.07%
Net investment income (loss)	(0.06)%	0.52%[3]	(0.07)%	0.50%	0.02%	0.32%
Portfolio turnover rate	25%	49%	91%	68%	83%	66%
Net Assets at the end of period (000’s omitted)	$57,374	$76,779	$72,472	$61,529	$74,037	$81,948

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

[4]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
40

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2018	For the Years Ended June 30,

	(Unaudited)[1]	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$ 19.77	$20.41	$17.78	$21.94	$25.37	$23.45

Investment operations:
Net investment income[2]	0.02	0.16 [3]	0.03	0.13	0.05	0.13
Net realized and unrealized gain (loss) on investments	(2.90)	2.11	3.97	(0.70)	1.45	4.75

Total from investment operations	(2.88)	2.27	4.00	(0.57)	1.50	4.88

Distributions to shareholders:
From net investment income	(0.08)	(0.13)	(0.12)	(0.08)	(0.12)	(0.09)
From net realized gains on investments	(1.57)	(2.78)	(1.25)	(3.51)	(4.81)	(2.87)

Total distributions to shareholders	(1.65)	(2.91)	(1.37)	(3.59)	(4.93)	(2.96)

Net Asset Value — End of Period	$ 15.24	$19.77	$20.41	$17.78	$21.94	$25.37

Total Return	(15.05)%	11.44%	22.51%	(1.89)%	7.39%	21.63%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.92%	0.89%	0.91%	0.89%	0.86%	0.85%
Net investment income	0.19%	0.77%[3]	0.19%	0.70%	0.22%	0.53%
Portfolio turnover rate	25%	49%	91%	68%	83%	66%
Net Assets at the end of period (000’s omitted)	$228,352	$283,762	$348,689	$376,688	$445,322	$707,921

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes.		CRM Funds
41

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2018	For the Years Ended June 30,
	(Unaudited)[1]	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$ 13.09	$14.54	$12.81	$15.41	$18.66	$16.94

Investment operations:
Net investment income (loss)[2]	0.02	(0.01)	(0.01)	0.23 [3]	0.07	0.05
Net realized and unrealized gain (loss) on investments	(1.72)	2.15	2.04	(1.36)	0.26	3.94

Total from investment operations	(1.70)	2.14	2.03	(1.13)	0.33	3.99

Distributions to shareholders:
From net investment income	—	—	(0.30)	—	(0.10)	(0.02)
From net realized gains on investments	(1.75)	(3.59)	—	(1.47)	(3.48)	(2.25)

Total distributions to shareholders	(1.75)	(3.59)	(0.30)	(1.47)	(3.58)	(2.27)

Net Asset Value — End of Period	$ 9.64	$13.09	$14.54	$12.81	$15.41	$18.66

Total Return	(13.52)%	16.75%	15.87%	(6.91)%	3.16%	25.09%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.13%	1.14%	1.12%	1.08%	1.07%
Net investment income (loss)	0.24%	(0.05)%	(0.05)%	1.75%[3]	0.39%	0.27%
Portfolio turnover rate	25%	48%	76%	72%	82%	86%
Net Assets at the end of period (000’s omitted)	$23,377	$29,116	$36,626	$53,393	$75,621	$274,988

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes.		CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2018 (Unaudited)[1]	For the Years Ended June 30,
		2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$13.43	$14.80	$13.03	$15.62	$18.93	$17.16

Investment operations:
Net investment income[2]	0.03	0.02	0.02	0.25 [3]	0.13	0.09
Net realized and unrealized gain (loss) on investments	(1.77)	2.20	2.08	(1.37)	0.24	3.99

Total from investment operations	(1.74)	2.22	2.10	(1.12)	0.37	4.08

Distributions to shareholders:
From net investment income	(0.03)	—	(0.33)	—	(0.20)	(0.06)
From net realized gains on investments	(1.75)	(3.59)	—	(1.47)	(3.48)	(2.25)

Total distributions to shareholders	(1.78)	(3.59)	(0.33)	(1.47)	(3.68)	(2.31)

Net Asset Value — End of Period	$9.91	$13.43	$14.80	$13.03	$15.62	$18.93

Total Return	(13.50)%	17.03%	16.19%	(6.74)%	3.41%	25.34%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.91%	0.93%	0.90%	0.87%	0.85%
Net investment income	0.45%	0.16%	0.13%	1.90%[3]	0.80%	0.49%
Portfolio turnover rate	25%	48%	76%	72%	82%	86%
Net Assets at the end of period (000’s omitted)	$231,482	$261,428	$454,332	$552,340	$819,957	$881,179

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

See accompanying notes.		CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2018 (Unaudited)[1]	For the Years Ended June 30,
		2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$22.58	$23.18	$20.80	$28.93	$35.61	$34.36

Investment operations:
Net investment income[2]	0.05	0.14 [3]	0.13	0.25 [4]	0.15	0.12
Net realized and unrealized gain (loss) on investments	(3.07)	3.57	3.12	(0.51)	1.31	7.12

Total from investment operations	(3.02)	3.71	3.25	(0.26)	1.46	7.24

Distributions to shareholders:
From net investment income	(0.04)	(0.29)	— [5]	(0.30)	(0.19)	(0.18)
From net realized gains on investments	(1.81)	(4.02)	(0.87)	(7.57)	(7.95)	(5.81)

Total distributions to shareholders	(1.85)	(4.31)	(0.87)	(7.87)	(8.14)	(5.99)

Net Asset Value — End of Period	$17.71	$22.58	$23.18	$20.80	$28.93	$35.61

Total Return	(13.71)%	17.80%	15.93%	1.43%	5.73%	22.95%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.12%	1.11%	1.15%	1.13%	1.05%	1.03%
Net investment income	0.43%	0.62%[3]	0.58%	1.11%[4]	0.49%	0.35%
Portfolio turnover rate	21%	58%	74%	76%	105%	77%
Net Assets at the end of period (000’s omitted)	$208,971	$243,062	$229,541	$357,232	$461,579	$654,431

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[5]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2018 (Unaudited)[1]	For the Years Ended June 30,
		2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$23.49	$23.96	$21.46	$29.60	$36.27	$34.90

Investment operations:
Net investment income[2]	0.07	0.19 [3]	0.15	0.39 [4]	0.22	0.21
Net realized and unrealized gain (loss) on investments	(3.20)	3.71	3.26	(0.60)	1.33	7.23

Total from investment operations	(3.13)	3.90	3.41	(0.21)	1.55	7.44

Distributions to shareholders:
From net investment income	(0.08)	(0.35)	(0.04)	(0.36)	(0.27)	(0.26)
From net realized gains on investments	(1.81)	(4.02)	(0.87)	(7.57)	(7.95)	(5.81)

Total distributions to shareholders	(1.89)	(4.37)	(0.91)	(7.93)	(8.22)	(6.07)

Net Asset Value — End of Period	$18.47	$23.49	$23.96	$21.46	$29.60	$36.27

Total Return	(13.64)%	18.04%	16.19%	1.61%	5.91%	23.22%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.93%	0.91%	0.94%	0.95%	0.85%	0.81%
Net investment income	0.63%	0.82%[3]	0.63%	1.60%[4]	0.70%	0.57%
Portfolio turnover rate	21%	58%	74%	76%	105%	77%
Net Assets at the end of period (000’s omitted)	$262,293	$312,290	$289,145	$237,351	$736,171	$1,856,591

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes.		CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the
	Six Months Ended
	December 31, 2018	For the Years Ended June 30,
	(Unaudited)[1]	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$ 9.61	$9.77	$8.56	$9.48	$12.23	$12.27

Investment operations:
Net investment income[2]	0.05	0.07	0.07	0.05	0.02	0.07
Net realized and unrealized gain (loss) on investments	(1.24)	0.86	1.28	(0.21)	0.78	2.28

Total from investment operations	(1.19)	0.93	1.35	(0.16)	0.80	2.35

Distributions to shareholders:
From net investment income	(0.08)	(0.04)	(0.07)	(0.01)	(0.06)	(0.15)
From net realized gains on investments	(0.82)	(1.05)	(0.07)	(0.75)	(3.49)	(2.24)

Total distributions to shareholders	(0.90)	(1.09)	(0.14)	(0.76)	(3.55)	(2.39)

Net Asset Value — End of Period	$ 7.52	$9.61	$9.77	$8.56	$9.48	$12.23

Total Return	(12.82)%	9.78%	15.79%	(1.47)%	8.42%	21.24%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	0.90%	1.13%	1.15%	1.15%	1.15%
Expenses, excluding waiver/reimbursement	1.07%	1.04%	1.24%	1.33%	1.42%	1.35%
Net investment income, including waiver/reimbursement	0.93%	0.67%	0.68%	0.58%	0.20%	0.54%
Portfolio turnover rate	21%	79%	111%	121%	132%	89%
Net Assets at the end of period (000’s omitted)	$ 7,096	$8,635	$12,872	$11,906	$12,604	$15,858

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the
	Six Months Ended
	December 31, 2018	For the Years Ended June 30,
	(Unaudited)[1]	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$ 9.63	$ 9.79	$ 8.58	$ 9.50	$ 12.25	$ 12.30

Investment operations:
Net investment income[2]	0.06	0.10	0.09	0.07	0.05	0.10
Net realized and unrealized gain (loss) on investments	(1.24)	0.86	1.28	(0.20)	0.78	2.28

Total from investment operations	(1.18)	0.96	1.37	(0.13)	0.83	2.38

Distributions to shareholders:
From net investment income	(0.10)	(0.07)	(0.09)	(0.04)	(0.09)	(0.19)
From net realized gains on investments	(0.82)	(1.05)	(0.07)	(0.75)	(3.49)	(2.24)

Total distributions to shareholders	(0.92)	(1.12)	(0.16)	(0.79)	(3.58)	(2.43)

Net Asset Value — End of Period	$ 7.53	$ 9.63	$ 9.79	$ 8.58	$ 9.50	$ 12.25

Total Return	(12.62)%	10.03%	16.04%	(1.18)%	8.69%	21.52%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.65%	0.65%	0.88%	0.90%	0.90%	0.90%
Expenses, excluding waiver/reimbursement	0.82%	0.79%	0.99%	1.04%	1.17%	1.10%
Net investment income, including waiver/reimbursement	1.18%	0.95%	0.95%	0.87%	0.45%	0.78%
Portfolio turnover rate	21%	79%	111%	121%	132%	89%
Net Assets at the end of period (000’s omitted)	$61,182	$73,134	$81,327	$61,064	$21,012	$25,861

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the
	Six Months Ended
	December 31, 2018	For the Years Ended June 30,
	(Unaudited)[1]	2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$ 8.81	$9.28	$8.32	$10.72	$12.99	$11.88

Investment operations:
Net investment income (loss)[2]	—[3]	(0.01)	0.03	0.06	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(1.27)	1.00	1.32	(0.08)	0.51	2.23

Total from investment operations	(1.27)	0.99	1.35	(0.02)	0.50	2.25

Distributions to shareholders:
From net investment income	—		(0.03)	(0.07)	(0.02)	(0.03)
From net realized gains on investments	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)

Total distributions to shareholders	(1.57)	(1.46)	(0.39)	(2.38)	(2.77)	(1.14)

Net Asset Value — End of Period	$ 5.97	$8.81	$9.28	$8.32	$10.72	$12.99

Total Return	(15.20)%	11.20%	16.66%	0.87%	5.48%	19.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%	1.45%
Expenses, excluding waiver/reimbursement	2.06%	1.93%	1.95%	1.76%	1.59%	1.45%
Net investment income (loss), including waiver/reimbursement	(0.08)%	(0.07)%	0.36%	0.72%	(0.08)%	0.18%
Portfolio turnover rate	41%	72%	91%	91%	97%	76%
Net Assets at the end of period (000’s omitted)	$ 3,837	$4,694	$8,735	$19,708	$23,367	$41,279

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2018 (Unaudited)[1]	For the Years Ended June 30,
		2018	2017	2016	2015	2014
Net Asset Value — Beginning of Period	$8.98	$9.40	$8.44	$10.84	$13.10	$11.97

Investment operations:
Net investment income[2]	0.01	0.01	0.05	0.10	0.02	0.06
Net realized and unrealized gain (loss) on investments	(1.30)	1.03	1.33	(0.10)	0.53	2.24

Total from investment operations	(1.29)	1.04	1.38	—	0.55	2.30

Distributions to shareholders:
From net investment income	(0.01)		(0.06)	(0.09)	(0.06)	(0.06)
From net realized gains on investments	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)

Total distributions to shareholders	(1.58)	(1.46)	(0.42)	(2.40)	(2.81)	(1.17)

Net Asset Value — End of Period	$ 6.11	$8.98	$9.40	$8.44	$10.84	$13.10

Total Return	(15.10)%	11.63%	16.71%	1.21%	5.82%	20.16%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%	1.18%
Expenses, excluding waiver/reimbursement	1.81%	1.68%	1.73%	1.51%	1.35%	1.18%
Net investment income, including waiver/reimbursement	0.17%	0.18%	0.53%	1.10%	0.17%	0.43%
Portfolio turnover rate	41%	72%	91%	91%	97%	76%
Net Assets at the end of period (000’s omitted)	$10,827	$14,082	$13,675	$3,620	$6,316	$8,002

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

2 Calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	For the Six Months Ended December 31, 2018 (Unaudited)[1]	For the Year Ended June 30, 2018	For the Period August 16, 2016 through June 30, 2017[2]
Net Asset Value — Beginning of Period	$ 10.68	$ 10.25	$ 10.00

Investment operations:
Net investment loss[3]	(0.06)	(0.10)	(0.08)
Net realized and unrealized gain on investments, derivatives and foreign currency	(1.17)	0.55	0.33

Total from investment operations	(1.23)	0.45	0.25

Distributions to shareholders:
From net realized gains on investments	(0.16)	(0.02)	—

Total distributions to shareholders	(0.16)	(0.02)	—

Net Asset Value — End of Period	$ 9.29	$ 10.68	$ 10.25

Total Return	(11.52)%	4.44%	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[4]	2.81%	2.80%	2.44%
Expenses, excluding waiver/reimbursement	2.88%	2.85%	2.59%
Net investment loss, including waiver/reimbursement	(1.02)%	(0.94)%	(0.93)%
Portfolio turnover rate	115%	251%	319%
Net Assets at the end of period (000’s omitted)	$456,158	$709,303	$448,108

[1]	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[3]	Calculated using the average shares outstanding method.

[4]

Expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

See accompanying notes.		CRM Funds
50

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of 6 funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards Update 2013-08. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be

CRM Funds
51

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices

CRM Funds
52

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2018 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
53

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the six months ended December 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the six months ended December 31, 2018 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

CRM Funds
54

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

At December 31, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Bank of Montreal	$1,000,000	$1,000,000	$—	$—
Merrill Lynch Pierce Fenner & Smith, Inc.	804,247	804,247	—	—

	$1,804,247	$1,804,247	$—	$—

Small/Mid Cap Value Fund
Citigroup Global Markets, Inc.	$42,421	$42,421	$—	$—

Mid Cap Value Fund
Bank of Montreal	$2,079,507	$2,079,507	$—	$—
Credit Agricole CIB	2,079,507	2,079,507	—	—
HSBC Securities USA, Inc.	2,079,507	2,079,507	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	2,079,507	2,079,507	—	—
Natwest Markets PLC	236,020	236,020	—	—

	$8,554,048	$8,554,048	$—	$—

All Cap Value Fund
BNP Paribas	$360,146	$360,146	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $1,836,948, $43,269, $8,716,381 and $367,349, respectively, has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CRM Funds
55

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to Large Cap Opportunity Fund, CRM receives 0.55% of the Fund’s average daily net assets. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) do not exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
Large Cap Opportunity Fund	0.90%	0.65%
All Cap Value Fund	1.50%	1.25%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2019. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation.

CRM Funds
56

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2018. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2018, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$84,394,573	$104,448,679	$—	$—
Small/Mid Cap Value Fund	76,399,647	70,698,332	—	—
Mid Cap Value Fund	117,802,244	111,452,077	—	—
Large Cap Opportunity Fund	15,510,617	28,466,263	—	—
All Cap Value Fund	7,032,020	8,157,848	—	—
Long/Short Opportunities Fund	296,184,478	495,979,354	602,373,387	686,492,774

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All

CRM Funds
57

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2018, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$1,714,795	$1,804,247
Small/Mid Cap Value Fund	38,044	42,421
Mid Cap Value Fund*	8,717,703	8,754,048
All Cap Value Fund*	358,672	360,146

*

Additional cash collateral in the amount of $150,510 and $6,192 was received for Mid Cap Value Fund and All Cap Value Fund, respectively, on January 2, 2019 to satisfy the 102% cash collateral requirement.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statement of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statement of Operations.

CRM Funds
58

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

During the six months ended December 31, 2018, Long/Short Opportunities Fund participated in short sale transactions. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $104,740,893.

7.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2018 and the year ended June 30, 2018 were as follows:

	For the Six Months Ended		For the Year
	December 31, 2018		Ended June 30, 2018
	Investor	Institutional	Investor	Institutional
	Shares	Shares	Shares	Shares
Small Cap Value Fund
Sold	75,283	557,639	646,813	2,461,668
Issued on reinvestment of distributions	442,087	1,261,952	614,287	2,372,198
Redeemed	(592,692)	(1,186,077)	(796,918)	(7,564,065)

Net increase (decrease)	(75,322)	633,514	464,182	(2,730,199)

Small/Mid Cap Value Fund
Sold	318,116	2,418,845	221,402	2,658,437
Issued on reinvestment of distributions	361,716	3,484,005	612,633	4,887,637
Redeemed	(478,875)	(2,024,794)	(1,129,230)	(18,781,100)

Net increase (decrease)	200,957	3,878,056	(295,195)	(11,235,026)

Mid Cap Value Fund
Sold	1,510,988	1,872,193	1,580,361	2,395,714
Issued on reinvestment of distributions	1,089,214	1,186,324	1,843,966	2,102,447
Redeemed	(1,564,470)	(2,154,844)	(2,562,951)	(3,273,884)

Net increase	1,035,732	903,673	861,376	1,224,277

Large Cap Opportunity Fund
Sold	823	688,285	50,345	1,351,095
Issued on reinvestment of distributions	93,332	285,432	140,573	225,294
Redeemed	(49,646)	(439,342)	(610,115)	(2,289,790)

Net increase (decrease)	44,509	534,375	(419,197)	(713,401)

All Cap Value Fund
Sold	28,091	81,824	11,241	475,203
Issued on reinvestment of distributions	120,981	295,996	133,740	204,656
Redeemed	(39,276)	(174,397)	(553,534)	(566,265)

Net increase (decrease)	109,796	203,423	(408,553)	113,594

Long/Short Opportunities Fund
Sold		9,173,198		33,622,548
Issued on reinvestment of distributions		878,019		5,585
Redeemed		(27,342,743)		(10,970,077)

Net increase (decrease)		(17,291,526)		22,658,056

CRM Funds
59

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

8.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of December 31, 2018 were as follows:

				Net Unrealized
	Tax Cost of	Gross Unrealized	Gross Unrealized	Appreciation
	Investments	Appreciation	Depreciation	on Investments
Small Cap Value Fund	$278,063,607	$33,494,333	$(25,594,153)	$ 7,900,180
Small/Mid Cap Value Fund	243,174,161	36,244,359	(23,118,784)	13,125,575
Mid Cap Value Fund	470,211,130	63,537,201	(51,240,381)	12,296,820
Large Cap Opportunity Fund	72,106,588	5,508,429	(9,180,014)	(3,671,585)
All Cap Value Fund	16,331,507	1,242,040	(2,530,634)	(1,288,594)
Long/Short Opportunities Fund	188,317,389	43,083,149	(83,725,197)	(40,642,048)

9.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at

CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of December 31, 2018, the Funds did not hold any open option contracts.

Forward Foreign Currency Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of December 31, 2018, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

CRM Funds
61

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

At December 31, 2018, Long/Short Opportunities Fund invested in total return swaps. In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security from the point of entering into the contract.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day.Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

CRM Funds
62

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of December 31, 2018:

Location on the Statement of Assets and Liabilities

Derivative Type	Asset Derivatives
Equity Contracts			Unrealized depreciation on swap agreements
Liability Derivative Value
	Total Value	Currency Contracts	Equity Contracts
Swap Agreements	$5,926,261	$—	$5,926,261

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the six months ended December 31, 2018:

Location on the Statement of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Net realized gain (loss) from: Forward Foreign Currency Exchange Contracts
Equity Contracts	Net realized gain( loss) from: Purchased Options	Net change in unrealized appreciation (depreciation) on: Purchased Options
	Net realized gain( loss) from: Swap Agreements	Net change in unrealized appreciation (depreciation) on: Swap Agreements

	Net Realized Gain (Loss)
	Total Value	Currency Contracts	Equity Contracts
Forward Foreign Currency Exchange Contracts	$36,844	$36,844	$—
Purchased Options	(335,053)	—	(335,053)
Swap Agreements	127,314	—	127,314

	$(170,895)	$36,844	$(207,739)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Currency Contracts	Equity Contracts

Purchased Options	205,491	—	205,491
Swap Agreements	(5,926,261)	—	(5,926,261)

	$(5,720,770)	$—	$(5,720,770)

CRM Funds
63

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the six months ended December 31, 2018. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Long Derivative Volume

Forward Foreign Currency Exchange Contracts	Purchased Option Contracts (Cost)	Swap Contracts (Notional Value)
$3,936,729	$742,337	$—

Short Derivative Volume

Forward Foreign Currency Exchange Contracts	Written Option Contracts	Swap Contracts (Notional Value)
$2,973,023	$32,329	$15,213,018

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of December 31, 2018:

CRM Funds
64

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$—	$5,926,261

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,926,261

Derivatives not subject to an ISDA MA or similar agreement	—	—

Total assets and liabilities subject to an ISDA MA	$—	$5,926,261

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of December 31, 2018, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	$—	$(5,926,261)	$(5,926,261)	$5,926,261	$—

1 Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

10.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

CRM Funds
65

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Continued)

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

12.

Temporary Borrowing. Each Fund (except Long/Short Opportunities Fund) participates in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. Each participating Fund is charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Funds are charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The termination date of the renewed credit facility is October 4, 2019. The Funds had no amounts outstanding as of December 31, 2018 or at any time during the six months ended December 31, 2018.

13.

Recent Regulatory Updates. In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.

CRM Funds
66

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2018 (Unaudited) (Concluded)

14.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events that required recognition or disclosure in the financial statements.

CRM Funds
67

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it

CRM Funds
68

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
69

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

SEMI-ANNUAL REPORT

TRUSTEES

F. Gregory Ahern

Louis Ferrante, CFA, CPA

Ronald H. McGlynn

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

DECEMBER 31, 2018 (Unaudited)

CRM SMALL CAP

VALUE FUND

CRM SMALL/MID CAP

VALUE FUND

CRM MID CAP

VALUE FUND

CRM LARGE CAP

OPPORTUNITY FUND

CRM ALL CAP

VALUE FUND

CRM LONG/SHORT

OPPORTUNITIES FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 800-CRM-2883.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 800-CRM-2883. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the CRM Funds complex if you invest directly.

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date March 8, 2019

By (Signature and Title)*	/s/ Michelle Kaufmann
Michelle Kaufmann, Treasurer
(Principal Financial Officer)

Date March 8, 2019

* Print the name and title of each signing officer under his or her signature.